NAIC GROWTH FUND, INC.

Annual Report
December 31, 1999



























































Report to Shareowners:
December 31, 1999


This past year continued to be one in which a very small percentage of all stocks traded gained in value. However, the influence of mostly large cap, technology and internet stocks on the popular averages caused them to rise while the average stocks did not perform well. Earnings progress as well as dividend increases, many of the holdings in the NAIC Growth Fund portfolio did not have a corresponding increase in market price.

Added to that performance is the fact that the discount from the Net Asset Value increased to 29% at year-end, and it was not a very satisfying year. Steps have been taken by management to make sure shares will be bought in the open market to satisfy the dividend reinvestment plan purchases. This will hopefully result in better prices to shareowners and help close the gap between the Net Asset Value and market price.

Through the year, there were some changes in the portfolio, resulting in long-term capital gains of approximately $746,000. The sales included partial sales in Monsanto and Household International, and eliminating our positions in Mead, Kerr-McGee, Cooper Industries, CBS Corp., Thermo Electron, IMS Health, Merrill Corporation and Hannaford Bros.
New stocks added to the portfolio included American Power Conversion, Carlisle Companies, First Industrial REIT, HON Industries and Lydall. Positions were increased in American Business Products, Bank One,
Clayton Homes, Diebold, Donaldson, Huntington Bancshares, Invacare, Ionics, Newell Rubbermaid and OM Group.

The Fund managers have tried to pay attention to revenue and earnings progress in the management of the portfolio. Prices eventually reflect that progress over the long term although not always in lock step with short term swings in the stock market.




Thomas E. O'Hara, Chairman            Kenneth S. Janke, President






















NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 1999


ASSETS

Investment securities
   at market value (cost $8,076,717)                       $20,402,189
Short-term investments
   at amortized cost                                         1,998,681
Cash and cash equivalents                                      807,952
Dividends and interest receivable                               21,207
Prepaid insurance                                                9,917

                                                            23,351,706

LIABILITIES

Dividends payable          849,161
Accounts payable            39,079                             888,240

TOTAL NET ASSETS                                           $22,351,706



SHAREHOLDERS' EQUITY

Common Stock par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 1,732,982 shares                        $       1,733
Additional Paid-in Capital                                   10,019,949
Undistributed net investment income                               4,552
Unrealized appreciation of investments                       12,325,472

SHAREHOLDERS' EQUITY                                        $22,351,706

NET ASSET VALUE PER SHARE                                   $     12.90


See notes to financial statements

















NAIC Growth Fund, Inc.
Statement of Operations
For the year ended December 31, 1999


INVESTMENT INCOME

     Interest                                              $  119,031
     Dividends                                                250,361

                                                              369,392
EXPENSES

     Advisory fees                        160,672
     Transfer agent & custodian fees       42,111
     Legal fees                            18,738
     Insurance                             17,000
     Audit fees                            15,500
     Other professional fees               11,185
     Directors' fees &  expenses           10,630
     Annual shareholders meeting            9,946
     Printing                               6,555
     Mailing & postage                      4,048
     Other fees & expenses                  3,705
     Less:     Advisory fees waived       (80,336)

     Net Expenses                                             219,754
          Net investment income                               149,638

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain on investments:
   Proceeds from sale of investment securities      1,604,886
   Cost of investment securities sold                 817,568

        Net realized gain on investments                      797,318

Unrealized appreciation of investments:
   Unrealized appreciation at beginning of year    11,586,566
   Unrealized appreciation at end of year          12,325,472
     Net change in unrealized appreciation on investments     738,906

         Net realized and unrealized gain on investments    1,526,224

NET INCREASE FROM OPERATIONS                              $ 1,675,862


See notes to financial statements










NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the years ended:

                                  December 31, 1999  December 31, 1998

FROM OPERATIONS:

Net investment income                 $149,638            $217,032
Net realized gain on investments       787,318             750,693
Net change in unrealized appreciation
     on investments                    738,906           2,243,839
        Net increase from operations 1,675,862           3,211,564


DISTRIBUTIONS TO STOCKHOLDERS FROM:

Net investment income                  156,231             206,409
Net realized gain from investment
     Transactions                      787,318             750,693
        Total distributions            943,549             957,102
FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment                  607,813             538,333
Cash purchases                         310,405             573,075
   Net increase from capital stock
      Transactions                     918,218           1,111,408
         Net increase in net assets  1,650,531           3,365,870
TOTAL NET ASSETS:

Beginning of year                  $20,701,175         $17,335,305
End of year (including undistributed
     net investment income of $4,552
     and $11,145, respectively)    $22,351,706         $20,701,175

Shares:

Shares issued to common stockholders under
     the dividend reinvestment and cash
     purchase plan                      73,588             82,406
Shares at beginning of year          1,659,394          1,576,988

Shares at end of year                1,732,982          1,659,394

See notes to financial statements










NAIC Growth Fund, Inc.
Financial Highlights
For the years ended:
                                        1999    1998    1997    1996    1995

Net asset value at beginning of year $12.48   $10.99   $9.07   $7.60   $5.75
Net investment income                   .09      .14     .10     .10     .08
Net realized and unrealized gain
   on investments                       .88     1.93    2.29    1.75    1.91
      Total from investment operations  .97     2.07    2.39    1.85    1.99

Distributions from:
   Net investment income               (.10)    (.13)   (.10)   (.10)  (.08)
   Realized gains                      (.45)    (.45)   (.37)   (.28)  (.06)
      Total distributions              (.55)    (.58)   (.47)   (.38)  (.14)
Net asset value at end of year       $12.90   $12.48   $10.99  $9.07  $7.60

Per share market value,
     end of year    Ask             10 1/4    10 3/4   15 1/4  9 3/4   7 1/8
                    Bid             10        10 1/4   14 1/2  9 7/16  6 7/8

Total Investment Return:

 based on market value
   1 year                         2.85%   (25.42%)   58.50%  42.94%  49.70%
   from inception                10.28%    11.30%    17.84%  12.59%   7.85%
 based on net asset value
   1 year                         7.75%    18.84%    26.43%  24.46%  34.60%
   from inception                13.15%    13.79%    13.69%  11.92%   9.78%
Net Assets, end of year (mil) $22,351.7 $20,701.2 $17,335.3$13,487.8$10,989.1
Ratios to average net assets:

Ratio of expenses to average
     net assets (a)                    1.00%  0.83%    0.96%   0.96%  1.19%
Ratio of net investment
   income to average net assets (a)    0.70%  1.13%    0.96%   1.10%  1.16%
Portfolio turnover rate                4.20%  5.87%    6.31%   5.93%  6.90%

(a)  For all years presented, the adviser voluntarily waived its fee.
Had the adviser not done so in 1999, 1998, 1997, 1996, and 1995, the ratio of expenses to average net assets would have been 1.37%, 1.39%, 1.69%, 1.68%, and 1.94% and the ratio of net investment income to average net assets would have been 0.32%, 0.57%, 0.23%, 0.38%, and 0.41%, respectively.

See notes to financial statements












NAIC Growth Fund, Inc.
Portfolio of Investments - December 31, 1999


%  Common Stock          Shares        Cost         Market


0.6   Agriculture

Monsanto                 4,000        37,403         141,750

1.7   Auto Replacement

Dana Corp.               4,000         53,250        119,750
O Reilly Automotive  *  12,000        140,375        258,000

8.5   Banking

Citigroup                15,000        79,167        935,312
Comerica, Inc.            3,000        58,750        140,063
Bank One Corp.            5,000       157,370        160,000
Huntington Banc.         17,000       118,838        405,875
Synovus Financial        18,000       103,063        357,750

2.3   Building Products

Clayton Homes            18,000       202,325        165,375
Johnson Controls          6,000        96,895        341,250

2.6   Chemicals

OM Group, Inc.            8,000       258,725        275,500
RPM                      15,000       159,125        152,813
Sigma Aldrich             5,000        94,938        150,313

5.8   Computers

EMC Corp. *               8,000       116,000        874,000
IBM                       4,000        99,387        431,500

3.5   Consumer Products

Colgate-Palmolive         8,000        98,500        520,000
Newell Rubbermaid         9,000       237,375        261,000

7.3   Electrical Equipment

American Power Conv. *   10,000       190,531        263,750
Federal Signal           10,000       239,813        160,625
General Electric          4,000        56,000        619,000
Vishay Intertech. *      18,750       165,456        592,969

2.6   Electronics

Diebold                   8,000       221,812        188,000
Molex, Inc.               8,000       184,478        396,312

10.3   Ethical Drugs

Amer. Home Prod.           6,000       90,510        235,500
Bristol-Myers Squibb       6,000      106,538        385,125
Eli Lilly                  6,000       91,688        399,000
Johnson & Johnson          2,000       45,500        186,500
Merck & Co., Inc.          5,000       83,319        335,937
Pfizer, Inc.              12,000       58,750        389,250
Pharmicia & Upjohn         7,975      200,070        358,875

5.5   Financial Services

Household Intl.           25,000      223,538        931,250
State Street Boston        4,000       75,500        292,250

3.0   Food

ConAgra                    6,000       78,125        136,125
Heinz, H.J.                3,000       67,250        119,437
McCormick & Co.            8,000      168,850        238,000


5.0   Hospital Supplies

Biomet Corp.                7,000     122,250        280,000
Invacare                   10,000     245,375        200,625
Stryker Corp.               7,000     160,063        487,375
St. Jude Medical*           4,500     100,125        138,094

1.1   Industrial Services

Donaldson Co.              10,000     115,837        240,625

1.0   Instruments

TSI, Inc.                  18,000      75,750        211,500

4.6   Insurance

AFLAC, Inc.                  7,500      51,875       353,906
Amer. Intl. Group            6,327      79,037       684,107

1.5   Machinery

Emerson Electric Co.         6,000     113,518       344,250

2.7  Multi Industry

Carlisle                     5,000     208,194       180,000
Lydall, Inc.  *              8,000      80,925        53,000
Pentair                      5,000      97,019       192,500
Teleflex                     6,000     145,187       187,875

1.3   Office Equipment

American Bus. Prod.          10,000    203,925       116,875
Hon Industries                8,000    190,188       175,500

1.9   Publishing

Reuters Holdings             5,199       125,351     420,144

1.4   Restaurants

McDonald's                   8,000        53,625     322,500

1.2   Realty Trust

First Ind. Realty Trust     10,000       257,463     274,375

3.9   Semiconductor

Dallas Semiconductor         6,000       138,438     386,625
Intel                        6,000       228,563     493,875

2.9   Soft Drinks

Coca Cola                    4,000        82,250     233,000
PepsiCo                     12,000       205,374     423,000

4.8   Telecommunications

ADC Telecom. *               9,000        21,234     653,063
Broadwing, Inc.              6,000        23,758     221,250
Converys                     6,000        31,492     184,500

1.8   Transportation

Sysco Corp.                 10,000        142,750    395,625

2.4   Utilities

CenturyTel Inc.             11,250        140,625    532,969

0.9   Water Treatment

Ionics *                     7,000        117,312    196,875

91.3 Investment Securities            $8,076,717 $20,402,189


Short-term Investments

8.9   United States Treasury  Bill,
          maturing 1/6/2000                         1,998,681
3.6   Misc. Cash Equivalents                          807,952

12.5                                                2,806,633

Total Investments                                  23,208,822

(3.8)    All other assets less liabilities           (857,116)

100.0%          Total Net Assets                  $22,351,706


* non-income producing security
















































NAIC Growth Fund, Inc.
Notes to Financial Statements

(1)  ORGANIZATION
The NAIC Growth Fund, Inc. (the "Fund") was organized under Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareholders may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see
Note 4).

Investments   Investments in equity securities are stated at market
value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost. Any discount or premium is amortized from
the date of acquisition to maturity.   Investment security purchases
and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is based upon Federal income tax cost of portfolio investments as of December 31, 1999:

     Gross unrealized appreciation          $  12,684,340
     Gross unrealized depreciation               (358,868)

          Net unrealized appreciation        $ 12,325,472

     Federal income tax cost                  $ 8,076,717


Expenses The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first Ten Million Dollars of the Funds average net assets, one and one-half percent (1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Advisers monthly fee. A director of the Fund provides professional services to the Fund. The fees for those services amounted to $9,500 for the year.

(3)  MANAGEMENT ARRANGEMENTS
Investment Adviser   Growth Fund Advisor, Inc., serves as the Fund's
Investment Adviser subject to the Investment Advisory
Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund. For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived $80,336 of its total fee of $160,672 for the year ended 1999.


Plan Agent   Michigan National Bank (MNB) serves as the Funds
custodian pursuant to the Custodian Agreement.   As the Fund's
custodian, MNB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. Boston EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to Transfer Agency and Dividend Disbursement Agreements. Boston EquiServe receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which allows shareholders to reinvest dividends paid and make additional contributions. Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareholders who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareholder participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREHOLDERS
On June 10, 1999, a distribution of $0.055 per share aggregating $94,388 was declared from net investment income. The dividend was paid August 2, 1999, to shareholders of record June 30, 1999. On December 9, 1999, a distribution of $0.49 per share aggregating $849,161 was declared from net investment income and capital gains. The dividend was paid January 28, 2000 to shareholders of record December 31, 1999.

(6)  Investment transactions
Purchases and sales of securities, other than short-term securities for the year ended December 31, 1999, were $1,879,291 and $817,567, respectively.

(7)  FINANCIAL HIGHLIGHTS
The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the years presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These Financial Highlights have been derived from the financial statements of the Fund and other information for the years presented. The Total Investment Return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.
























Report of Independent Public Accountants

To the Board of Directors and Shareholders of NAIC Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of NAIC GROWTH FUND, INC. (a Maryland corporation), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NAIC Growth Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                                 ARTHUR ANDERSEN LLP


Detroit, Michigan,
January 6, 2000.
















 NAIC Growth Fund, Inc.
     Dividends and Distributions:  Dividend Reinvestment and Cash
Purchase Plan

     We invite you to join the Dividend Reinvestment and Cash Purchase Plan (the Plan), which is provided to give you easy and economical ways of increasing your investment in the Funds shares. THOSE
SHAREHOLDERS WHO HAVE ELECTED TO PARTICIPATE IN THE PLAN NEED NOT DO ANYTHING FURTHER TO MAINTAIN THEIR ELECTION.

     Boston EquiServe will act as the Plan Agent on behalf of shareholders who are participants in the Plan.

     All shareholders of the Fund (other than brokers and nominees of financial institutions) who have not previously elected to participate in the Plan or who have terminated their election may elect to become participants in the Plan by filling in and signing the form of authorization obtainable from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266, the transfer agent for the Funds shares and the shareholders agent for the Plan, and mailing it to Boston EquiServe.
The authorization must be signed by the registered shareholders of an account. Participation is voluntary and may be terminated or resumed at any time upon written notice from the participant received by the Plan Agent prior to the record date of the next dividend. Additional information regarding the election may be obtained from the Fund.

     Dividend payments and other distributions to be made by the Fund to participants in the Plan either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market)
or, will be represented by the delivery of shares depending upon which of the two options would be the most favorable to participants, as hereafter determined. On each date on which the Fund determines the net asset value of the shares (a Valuation Date), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Fund, the Plan Agent will compare the determined net asset value per share with the market price per share.
For all purposes of the Plan, market price shall be deemed to be the highest price bid at the close of the market by any market maker on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made.
The market price was $10 on December 31, 1999. If the net asset value in any such comparison is found to be lower than said market price, the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Participants in the Plan at a price per share
equal to the greater of the determined net asset value per share	or
ninety-five percent (95%) of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share (as determined above) is higher than the market price per share, then the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan Agent for the account of Plan participants and the Plan Agent then shall use such cash payment to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the open market at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the open market by the end of the first trading day following receipt of the cash payment from the Fund, any remaining funds shall be used by the Plan
Agent to purchase newly issued shares of the Funds common stock from the Fund at the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share as of the date coinciding with or next preceding the date of the relevant Valuation
Date.

     Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Funds shares. Such payments may be made in any amount from a minimum of $50.00 to a maximum of $1,000.00 per month.
The Fund may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan Agent will determine the amount of funds accumulated. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month
(Investment Date). The funds will be used to purchase shares of the Funds common stock from the Fund if the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date.
In such case, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the open market at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the open market by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued shares of the Funds common stock from the Fund at the greater of the determined net asset value per share or ninety-five (95%) percent of the market price per share as of the relevant Valuation Date. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time of receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month.
This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least forty-eight hours before such payment is to be invested by the Plan Agent.

     Boston EquiServe as the Plan Agent will perform bookkeeping and other administrative functions, such as maintaining all shareholder accounts in the Plan and furnishing written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholders proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareholders who are entitled to vote on any matter involving the Fund. In case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such shareholders as representing and limited to the total number of shares registered in the shareholders name and held for the account of beneficial owners who have elected to participate in the Plan.

     There are no special fees or charges to participants other than reasonable transaction fees and a termination fee of up to one ($1.00) dollar.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge a pro rata share of the brokerage commissions, if any. Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in larger blocks and prorating the lower commission rate thus applied.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.





























Contents
Report to Shareowners                          2
Statement of Assets and Liabilities            3
Statement of Operations                        4
Statements of Changes in Net Assets            5
Financial Highlights                           6
Portfolio of Investments                       7
Notes to Financial Statements                 10
Auditors Report                               13
Dividends and Distributions                   14
NAIC Growth Fund, Inc., Board of Directors    18
Shareholder Information                       18













































NAIC Growth Fund, Inc.
Board of Directors

Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI

Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI

Carl A. Holth
Director,
Clinton Twp., MI

Kenneth S. Janke
President,
Bloomfield Hills, MI

Benedict J. Smith
Director,
Birmingham, MI

James M. Lane
Director,
Stone Harbor, NJ

Peggy L. Schmeltz
Director,
Bowling Green, OH

Cynthia P. Charles
Director,
Ambler, PA


Shareholder Information

The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF. You may wish to visit the Chicago Stock Exchange web site at www.chicagostockex.com.

The dividend reinvestment plan allows shareholders to automatically reinvest dividends in Fund common stock without paying commission.
Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Shareholders or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak, Michigan 48068.
Telephone 877-275-6242 Ext. 322.